                                                 [EXECUTION COPY]




                         AMENDMENT NO. 6
                    Dated as of May 31, 1995


                               to


                      AMENDED AND RESTATED
                 RECEIVABLES PURCHASE AGREEMENT
                    Dated as of June 24, 1993


     Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institution parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

     SECTION 1. RECEIVABLES PURCHASE AGREEMENT. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, and as amended by Amendment No. 1 dated as of September 30, 1993, Amendment No. 2 dated as of December 1, 1993, Amendment No. 3 dated as of December 14, 1993, Amendment No. 4 dated as of July 1, 1994 and Amendment No. 5 dated as of March 3, 1995, among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 6 (this "Amendment No. 6"), is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 2.  AMENDMENTS.   Upon and after the Effective Date
(as defined in Section 4 hereof), the Receivables Purchase
Agreement shall be amended as follows:

          (a)  Section 5.02(e) of the Receivables Purchase
     Agreement shall be amended in its entirety to read as follows:

          "(e) Consolidated Net Worth to be less than (a)
          $565,000,000 at any time on or prior to March 31, 1995, and (b) $550,000,000, plus fifty percent of its Consolidated Net Income (but not less than zero) at any time thereafter, in each case for each full quarter commencing April 1, 1995 until the time of determination;"

          (b)  Section 7.03(k)(i) of the Receivables Purchase
     Agreement shall be restated in its entirety to read as follows:

               "(i) Consolidated Net Worth to be less than (a) $565,000,000 at any time on or prior to March 31, 1995, and (b) $550,000,000, plus fifty percent of its Consolidated Net Income (but not less than zero) at any time thereafter, in each case for each full quarter commencing April 1, 1995 until the time of determination;"

          (c)  Section 10.01(e) of the Receivables Purchase
     Agreement shall be amended by inserting the following language immediately prior to the concluding semicolon of such section:

          "(iii)(A) the Seller or Sequa shall fail to pay any rental payments when due and payable (after any applicable cure period) under any Operating Lease in respect of equipment which had a fair market value in excess of $5,000,000 at the commencement of the term of such operating lease, (B) any such Operating Lease shall have been terminated, according to its terms, by the lessor thereunder prior to its stated termination date as a result of a default of the lessee thereunder or (C) (1) any event shall have occurred and be continuing that permits (or, with the passage of time or the giving of notice or both, would permit) the lessor under any such Operating Lease to so terminate such operating lease as a result of a default of the lessee thereunder and (2) if such operating lease provides for a cure period for such event, such event shall not be cured prior to the end of such cure period or such shorter period of time as the Managing Agent may specify;"


     SECTION 3.  LIMITED WAIVER.   Upon and after the Effective
Date (as defined in Section 5 hereof), the Purchasers shall waive compliance with, or, in the case of conditions precedent, satisfaction of, (i) Section 7.03(k)(i) and Section 5.02(e) of the Receivables Purchase Agreement to the extent such provisions relate to the Consolidated Net Worth of Sequa and (ii) Section 10.01(e)(i)(A) of the Receivables Purchase Agreement to the extent such provision relates to defaults other than those arising out of non-payment of amounts due and payable in respect of Indebtedness, in each case only to the extent that such default would not have arisen had the amendments effected by this Amendment No. 6 been in effect on April 1, 1995.

     SECTION 4.  PURCHASE LIMIT.   In connection with that
certain letter agreement dated May 24, 1995, from Sequa and SRC to the Purchasers, in which the Sequa, SRC, the Purchasers and the Managing Agent agreed to lower the purchase limit to $10,000,000, Sequa, SRC, the Purchasers and the Managing Agent agree to increase and hereby do increase the Purchase Limit from $10,000,000 to $45,000,000, such increase to be effective on the Effective Date.

     SECTION 5.  COVENANTS, REPRESENTATIONS AND WARRANTIES.
(a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize, execute, deliver and perform in accordance with its terms this Amendment No. 6. This Amendment No. 6 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

     (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 6 and the Receivables Purchase Agreement, as amended by this Amendment
No. 6 (including, without limitation, each Reinvestment under the Receivables Purchase Agreement), do not and (absent any change in any applicable law or applicable Transaction Document) will not
(i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or
(ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such breaches, would have a Materially Adverse Effect upon SRC, Sequa or any Originator, or (B) any applicable law or judgment;

     (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date. Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 6 which constitutes a Liquidation Event or event which after notice or lapse of time or both, would constitute a Liquidation Event; and

     (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 6 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except specifically set forth herein.

     SECTION 6.  EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS.
This Amendment No. 6 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

          (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date, in the form attached hereto as Schedule 1;

          (b) This Amendment No. 6 shall have been duly executed and delivered by SRC, Sequa and the Purchasers; and

          (c) No material adverse change has occurred in respect of the Receivables or operating or financial condition of Sequa or SRC since December 31, 1994.

     SECTION 7. GOVERNING LAW. This Amendment No. 6 shall be construed in accordance with and governed by the substantive law of the State of New York.

     SECTION 8.  HEADINGS.  Section headings in this Amendment
No. 6 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 6 for any other purpose.

     SECTION 9. COUNTERPARTS. This Amendment No. 6 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

     SECTION 10.  CROSS-REFERENCES.  References in this Amendment
No. 6 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 6.

     SECTION 11. INSTRUMENT PURSUANT TO RECEIVABLES PURCHASE AGREEMENT. This Amendment No. 6 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 6, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                   SEQUA RECEIVABLES CORP.,
                                     as Seller



                                   By
                                     Name:
                                     Title:


                                   SEQUA CORPORATION,
                                     individually and as Servicer



                                   By
                                     Name:
                                     Title:


                                   CHEMICAL BANK,
                                     as Managing Agent and Purchaser



                                   By
                                     Name:
                                     Title:


                                   THE BANK OF NEW YORK,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:



                                   THE BANK OF NOVA SCOTIA,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:

                                                       Schedule 1

                            [FORM OF]

                        SEQUA CORPORATION

                     OFFICERS'S CERTIFICATE

     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 14, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995 and Amendment No. 6 thereto dated as May 31, 1995 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 6 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 6 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ____ day of May, 1995.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer

                        SEQUA CORPORATION

                     OFFICERS'S CERTIFICATE

     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 14, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995 and Amendment No. 6 thereto dated as May 31, 1995 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 6 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 6 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 31st day of May, 1995.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer

                                                 [EXECUTION COPY]











                   AMENDMENT NO. 7 AND CONSENT
                   Dated as of August 16, 1995


                               to


                      AMENDED AND RESTATED
                 RECEIVABLES PURCHASE AGREEMENT
                    Dated as of June 24, 1993


     Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institution parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

     SECTION 1. RECEIVABLES PURCHASE AGREEMENT. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, and as amended by Amendment No. 1 dated as of September 30, 1993, Amendment No. 2 dated as of December 1, 1993, Amendment No. 3 dated as of December 14, 1993, Amendment No. 4 dated as of July 1, 1994, Amendment No. 5 dated as of March 3, 1995 and Amendment No. 6 dated as of May 31, 1995, each among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 7 and Consent (this "Amendment No. 7"), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 2.  AMENDMENTS.   Upon and after the Effective Date
(as defined in Section 5 hereof), the Receivables Purchase
Agreement shall be amended as follows:

          (a) Section 7.02(a) of the Receivables Purchase Agreement is amended by deleting the parenthetical "(in respect of its Kollsman (Merrimack) and Precoat Metals divisions)" and inserting the parenthetical "(in respect of its Precoat Metals division)" in lieu thereof;

          (b) Section 7.02 (b)(ii) of the Receivables Purchase Agreement is amended by deleting the parenthetical "(in respect of its Kollsman (Merrimack) and Precoat Metals divisions)" and inserting the parenthetical "(in respect of its Precoat Metals division)" in lieu thereof;

          (c) Section 7.03(e)(ii)(B) of the Receivables Purchase Agreement is amended by deleting the parenthetical "(or, in the case of Sequa, all or substantially all of the property and assets of its Kollsman (Merrimack) or Precoat Metals division)" and inserting the parenthetical "(or, in the case of Sequa, all or substantially all of the property and assets of its Precoat Metals division)" in lieu thereof;

          (d)  Appendix A to the Receivables Purchase Agreement
     is amended by:

               (i)  deleting the term and definition of the term
          "KMC" in its entirety; and

               (ii) deleting the definition of the term
          "Originators" in its entirety and inserting the definition "means Sequa (through its Precoat Metals division), Sequa Chemicals, Gas Turbine, ARC and Casco together with their respective successors as permitted under the Purchase and Sale Agreement" in lieu thereof.

     SECTION 3.  CONSENT.  The Required Purchasers and Managing
Agent each hereby consent to the amendment to the Purchase and Sale Agreement, dated the date hereof.

     SECTION 4.  COVENANTS, REPRESENTATIONS AND WARRANTIES.

          (a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Amendment No. 7. This Amendment No. 7 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 7 and the Receivables Purchase Agreement, as amended by this Amendment No. 7, do not and (absent to any change in any applicable law or applicable Transaction Document) will not (i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such breaches, would have a Materially Adverse Business Effect upon SRC, Sequa or any Originator, or (B) any applicable law or judgment;

          (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
     Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 7 which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event; and

          (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 7 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except as specifically set forth herein.

     SECTION 5.  EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS.
This Amendment No. 7 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

          (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date of this Amendment No. 7, in the form attached hereto as Schedule 1.

          (b) Sequa, SRC and the Originators shall have executed and delivered Amendment No. 3 to the Purchase and Sale
     Agreement in form and substance satisfactory to the Managing
     Agent.

          (c) This Amendment No. 7 shall have been duly executed and delivered by Sequa, SRC and the Required Purchasers.

     SECTION 6. GOVERNING LAW. This Amendment No. 7 shall be construed in accordance with and governed by the substantive law of the State of New York.

     SECTION 7.  HEADINGS.  Section headings in this Amendment
No. 7 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 7 for any other purpose.

     SECTION 8. COUNTERPARTS. This Amendment No. 7 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties hereto, their successors and assigns.

     SECTION 9.  CROSS-REFERENCES.  References in this Amendment
No. 7 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 7.

     SECTION 10. INSTRUMENT PURSUANT TO RECEIVABLES PURCHASE AGREEMENT. This Amendment No. 7 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.

                  [Next page is signature page]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 7, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.


                                   SEQUA RECEIVABLES CORP.,
                                     as Seller



                                   By
                                     Name:
                                     Title:


                                   SEQUA CORPORATION,
                                     individually and as Servicer



                                   By
                                     Name:
                                     Title:


                                   CHEMICAL BANK,
                                     as Managing Agent and Purchaser



                                   By
                                     Name:
                                     Title:


                                   THE BANK OF NEW YORK,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:

                                   THE BANK OF NOVA SCOTIA,
                                     as Purchaser



                                   By
                                     Name:
                                     Title:

                                                            Schedule 1

                               [FORM OF]

                           SEQUA CORPORATION

                        OFFICERS'S CERTIFICATE


     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 14, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995 and Amendment No. 6 thereto dated as of May 31, 1995 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 7 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 7 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this _____ day of _____, 1995.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer

                           SEQUA CORPORATION

                        OFFICERS'S CERTIFICATE


     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 14, 1993, Amendment No. 3 thereto dated as of December 14, 1993, Amendment No. 4 thereto dated as of July 1, 1994, Amendment No. 5 thereto dated as of March 3, 1995 and Amendment No. 6 thereto dated as of May 31, 1995 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 7 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 7 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 16th day of August, 1995.

                                   ______________________________
                                   Kenneth A. Drucker
                                   Treasurer